As filed with the U.S. Securities and Exchange Commission on December xx, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23164

USCA Fund Trust
 (Exact name of registrant as specified in charter)

4444 Westheimer, Suite G500
Houston, TX  77027
 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

(713) 366-0500
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2017

Item 1. Reports to Stockholders.

USCA Fund Trust
USCA Shield Fund

Annual Report
September 30, 2017

USCA Fund Trust
 Table of Contents

USCA Fund Trust
Shareholder Letter
 September 30, 2017

Dear Shareholder,

This is the annual report for the USCA Shield Fund (SHLDX) for the fiscal period ending September 30, 2017. The total return, including dividends, for the Institutional Class shares of the Fund was 5.30%.

Market Environment

We are in the ninth year of an extraordinary bull market that has resulted in equity valuations near historically high levels. A prolonged period of low economic growth, low inflation, and low interest rates is an ideal environment for stocks because it obviates the risk of a boom-to-bust economy. The market has recently accelerated to new highs on the prospect of stronger economic growth on the hopes of reduced regulation and lower taxes. A higher level of economic growth should lead to greater corporate profits, which provides some justification for today’s lofty valuations. Notwithstanding, earnings growth is the prime driver of stock prices, and higher economic activity may stimulate inflation, leading to higher interest rates. While this may be deemed healthy and normal, it will be distinctly different from the environment that provided our historic bull market.

Outlook and Strategy

While we are encouraged by the improved outlook for corporate profits, valuations and the prospect of higher interest rates lead us to believe that market volatility will increase from the subdued levels we have seen in the past few quarters. Selling call options, which we do on every security we own, can potentially reduce volatility in a meaningful way. Volatility can be measured in terms of standard deviation. The standard deviation of the Fund through September 30, 2017 is more than 35% lower than that of the Standard & Poor’s 500. A number of studies show that option writing reduces volatility by about 30%.1 The difference can be explained by the strike price selected. We have selected more “in- and at-the-money” options to provide a greater cushion against stock declines while sacrificing some of the potential return. In addition to selling call options, we try to reduce our risk through our stock selection process. As of September 30, 2017, the weighted-average price-to-earnings ratio of our portfolio is 19.5, compared to 21.6 for the S&P 500, and the weighted average dividend paid by the companies we own is 2.4%, versus 2.0% for the S&P 500. Another factor that commands our attention is the stability and growth of the dividends paid by the companies we select. A growing dividend is important, as it can provide some protection against a rising interest rate environment. To make a determination of the prospect for dividend growth we evaluate the company’s financial stability, their recent dividend history, and their dividend payout ratio.

Thank You

It has been a long-term goal to start and manage a mutual fund. Launching the USCA Shield Fund has required a great deal of effort and money from U.S. Capital Advisors. We want to thank management for their commitment to helping us realize our goal and for their personal commitment as shareholders. And to all of our shareholders we want to say, “thank you” for your trust. We will do everything in our power to continue to earn it.

Sincerely,

Davis Rushing & Kelly Rushing

Earnings growth is not representative of the Fund’s future performance.

[1]
Goldman Sachs – “Overwriting Observations: A 16 Year Study,” January, 2012; Ibbotson Associates – “Case Study on BXM Buy-Write Options Strategy,” March, 2004; Callan Associates – “An Historical Evaluation of the CBOE BuyWrite Index Strategy,” October 2006; Asset Consulting Group – “An Analysis of Index Option Writing for Liquid Enhanced Risk-Adjusted Returns,” January 2012.

Must be preceded or accompanied by a prospectus.

The USCA Shield Fund is distributed by Quasar Distributors, LLC. USCA Asset Management LLC, the Fund’s adviser and a wholly-owned subsidiary of U.S. Capital Advisors LLC, is not affiliated with Quasar Distributors, LLC.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the USCA Shield Fund will achieve its investment objectives. Selling covered call or stock index options will limit the Fund’s gain, if any, on its underlying securities and the Fund continues to bear the risk of a decline in the value of its underlying stocks. There is no guarantee that the strategy will achieve its objectives, generate profits or avoid losses. The use of covered call strategies does not ensure profits or guarantee against losses. Past performance is no assurance of future results.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

Opinions expressed are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Indices and Glossary of Terms

S&P 500 Index. The S&P 500 Index is weighted by market value, and its performance is thought to be representative of the stock market as a whole. The S&P 500 Index was created in 1957, although it has been extrapolated backwards to several decades earlier for performance comparison purposes. This index provides a broad snapshot of the overall U.S. equity market; in fact, over 70% of all U.S. equity is tracked by the S&P 500 Index. The index selects its companies based upon their market size, liquidity, and sector. The S&P 500 Index is a market-weighted index. It is not possible to invest directly in this index.

CBOE BuyWrite Index. The CBOE BuyWrite Index is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. It is not possible to invest directly in this index.

Dividend. A dividend is a payment made by a company to its shareholders, usually as a distribution of profits. Distributions may be made in cash or in the issue of further shares.

Dividend Payout Ratio. The ratio of dividends paid by a company to its shareholders to net income.

Price-to-Earnings Ratio. The ratio of a company’s stock price to the company’s earnings per share.

Standard Deviation. Standard deviation measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean (average) return. The higher the volatility of investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

USCA Fund Trust
USCA Shield Fund
 September 30, 2017 (Unaudited)

Hypothetical Growth of a $10,000 Investment

Average Annual Returns
 September 30, 2017 (Unaudited)

	1 Year	5 Year	Since Inception	Inception Date
Institutional Class	n/a	n/a	5.30%	11/29/16

S&P 500 Index	n/a	n/a	16.40%	11/29/16

CBOE S&P 500 BuyWrite Index	n/a	n/a	10.05%	11/29/16

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by contacting the Fund at (888) 601-8722.

The Institutional Class shares were first available on November 29, 2016.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

USCA Fund Trust
USCA Shield Fund
 September 30, 2017 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from April 1, 2017 to September 30, 2017.

Actual Expenses
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Share Class[1]	Beginning Account Value (04/01/17)	Ending Account Value (09/30/17)	Expenses Paid During Period[2] (04/01/16 to 09/30/17)	Net Annualized Expense Ratio
Institutional Class Shares Actual	$1,000.00	$1,021.30	$5.83	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
1	No information is provided for Investor Class shares because shares of that class had not yet been issued as of September 30, 2017.
2
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/365 days (to reflect the period), for Institutional Class shares.

USCA Shield Fund
Investment Strategy Allocation
September 30, 2017 (Unaudited)
 (expressed as a percentage of net asset value)

Health Care
17.83%
Consumer Staples
12.37%
Technology
11.19%
Consumer Discretionary
10.95%
Industrials
10.51%
Financials
9.41%
Energy
5.60%
Materials
4.58%
Communications
3.33%
Exchange Traded Funds
2.89%
Real Estate Investment Trusts (REITS)
1.64%

USCA Shield Fund
Schedule of Investments
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 85.77%ab
Communications - 3.33%
AT&T Inc.	6,500	$254,605
Verizon Communications Inc.	4,600	227,654
		482,259
Consumer Discretionary - 10.95%
Bed Bath & Beyond Inc.	6,000	140,820
General Motors Company	3,600	145,368
Genuine Parts Company	2,000	191,300
Lowe’s Cos, Inc.	3,000	239,820
Macy’s, Inc.	8,000	174,560
Newell Brands, Inc.	5,500	234,685
Snap-on, Incorporated	1,600	238,416
Whirlpool Corporation	1,200	221,328
		1,586,297
Consumer Staples - 12.37%
CVS Health Corporation	2,900	235,828
Dollar General Corporation	2,800	226,940
Dr Pepper Snapple Group, Inc.	2,600	230,022
Hormel Foods Corp.	6,100	196,054
Sysco Corp.	4,500	242,775
Target Corp.	3,600	212,436
Tyson Foods, Inc.	3,500	246,575
Walgreens Boots Alliance, Inc.	2,600	200,772
		1,791,402
Energy - 5.60%
Cabot Oil & Gas Corporation	8,400	224,700
EQT Corporation	3,300	215,292
Halliburton Company	3,400	156,502
Valero Energy Corporation	2,800	215,404
		811,898
Financials - 9.41%
Aflac Incorporated	3,000	244,170
American Express Company	2,300	208,058
JPMorgan Chase & Co.	2,400	229,224
Prudential Financial, Inc.	2,100	223,272
The Travelers Companies, Inc.	1,800	220,536
Wells Fargo & Co.	4,300	237,145
		1,362,405

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Shield Fund
Schedule of Investments - (continued)
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - (continuted) - 85.77%ab
Health Care - 17.83%
AbbVie Inc.	3,100	$275,466
AmerisourceBergen Corporation	2,600	215,150
Amgen Inc.	1,300	242,385
Bristol-Myers Squibb Company	3,700	235,838
Cardinal Health, Inc.	3,200	214,144
Eli Lilly & Co.	2,800	239,512
Gilead Sciences, Inc.	2,800	226,856
GlaxoSmithKline PLC ADR	6,000	243,600
Medtronic Public Limited Company[c]	3,100	241,087
Merck & Co, Inc.	3,500	224,105
Pfizer Inc.	6,300	224,910
		2,583,053
Industrials - 10.51%
Chicago Bridge & Iron Company N.V.[c]	6,200	104,160
Cummins Inc.	200	33,606
Emerson Electric Co.	3,700	232,508
General Electric Company	9,500	229,710
ITT Inc.	1,300	57,551
Kansas City Southern	1,700	184,756
Union Pacific Corp.	2,000	231,940
United Parcel Service, Inc.	1,700	204,153
United Technologies Corp.	2,100	243,768
		1,522,152
Materials - 4.58%
Eastman Chemical Company	2,100	190,029
LyondellBasell Industries N.V.[c]	2,400	237,720
Sealed Air Corporation	5,500	234,960
		662,709
Technology - 11.19%
Apple, Inc.	1,300	200,356
Cisco Systems, Inc.	7,000	235,410
IBM	1,500	217,620
Intel Corporation	6,500	247,520
Microsoft Corporation	3,500	260,715
Oracle Corporation	5,000	241,750
Qualcomm Incorporated	4,200	217,728
		1,621,099

TOTAL COMMON STOCKS (Cost $12,017,709)		12,423,274

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Shield Fund
Schedule of Investments - (continued)
September 30, 2017

	Shares	Fair Value
REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.64%ab
Financials - 1.64%
Weyerhaeuser Co.	7,000	$238,210

TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $236,654)		238,210

EXCHANGE TRADED FUNDS - 2.89%ab
Exchange Traded Funds - 2.89%
iShares 20+ Year Treasury Bond ETF	1,600	199,616
SPDR Gold Shares	1,800	218,844
		418,460

TOTAL EXCHANGE TRADED FUNDS (Cost $398,630)		418,460

MONEY MARKET FUND - 14.91%[a]
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.90%[d]	2,159,522	2,159,522

TOTAL MONEY MARKET FUND (Cost $2,159,522)		2,159,522

Total Investments (Cost $14,812,515) - 105.21%[a]		$15,239,466
Total Value of Options Written (Premiums received $381,455) - (3.93%)[a]		(569,505)
Liabilities in Excess of Other Assets - (1.28)%[a]		(185,112)
TOTAL NET ASSETS - 100.00%		$14,484,849

Footnotes
ADR American Depository Receipt
[a]	Percentages are stated as a percent of net assets.
[b]
All or a portion of the security represents collateral for outstanding call option contracts written.  As of September 30, 2017, the total value of collateral securities for outstanding call option contracts written was $13,079,944.

[c]	Foreign issued security.
[d]	Rate reported is the 7-day current yield as of September 30, 2017.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Shield Fund
Schedule of Options Written
September 30, 2017

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
AbbVie Inc.	October 2017	$72.50	31	$(224,750)	$(48,437)
Aflac Incorporated	November 2017	80.00	30	(240,000)	(8,940)
American Express Company	October 2017	85.00	23	(195,500)	(12,938)
AmerisourceBergen Corporation	October 2017	80.00	3	(24,000)	(1,020)
AmerisourceBergen Corporation	November 2017	85.00	23	(195,500)	(4,313)
Amgen, Inc.	October 2017	180.00	13	(234,000)	(9,912)
Apple, Inc.	October 2017	145.00	13	(188,500)	(12,285)
AT&T Inc.	October 2017	36.00	5	(18,000)	(1,588)
AT&T Inc.	November 2017	38.00	60	(228,000)	(8,760)
Bed Bath & Beyond, Inc.	October 2017	27.50	60	(165,000)	(210)
Bristol-Myers Squibb Company	October 2017	57.50	25	(143,750)	(15,563)
Bristol-Myers Squibb Company	October 2017	62.50	12	(75,000)	(2,040)
Cabot Oil & Gas Corporation	October 2017	27.00	84	(226,800)	(4,410)
Cardinal Health, Inc.	October 2017	67.00	23	(154,100)	(2,702)
Cardinal Health, Inc.	December 2017	70.00	9	(63,000)	(1,215)
Chicago Bridge & Iron Company N.V.	October 2017	17.50	62	(108,500)	(3,565)
Cisco Systems, Inc.	November 2017	33.00	70	(231,000)	(8,015)
Cummins Inc.	November 2017	160.00	2	(32,000)	(2,100)
CVS Health Corporation	October 2017	80.00	26	(208,000)	(5,187)
CVS Health Corporation	November 2017	80.00	3	(24,000)	(843)
Dollar General Corporation	November 2017	75.00	28	(210,000)	(18,620)
Dr Pepper Snapple Group, Inc.	October 2017	92.50	26	(240,500)	(390)
Eastman Chemical Company	October 2017	82.50	21	(173,250)	(17,220)
Eli Lilly & Co.	October 2017	80.00	23	(184,000)	(13,225)
Eli Lilly & Co.	October 2017	82.50	5	(41,250)	(1,700)
Emerson Electric Co.	October 2017	60.00	16	(96,000)	(4,880)
Emerson Electric Co.	December 2017	62.50	21	(131,250)	(3,990)
EQT Corporation	October 2017	67.50	28	(189,000)	(1,610)
EQT Corporation	October 2017	62.50	5	(31,250)	(1,675)
General Electric Company	October 2017	24.00	42	(100,800)	(2,268)
General Electric Company	November 2017	26.00	53	(137,800)	(742)
General Motors Company	October 2017	37.00	36	(133,200)	(12,510)
Genuine Parts Company	October 2017	85.00	20	(170,000)	(22,300)
Gilead Sciences, Inc.	October 2017	80.00	28	(224,000)	(6,566)
GlaxoSmithKline PLC	November 2017	41.00	3	(12,300)	(157)
GlaxoSmithKline PLC	November 2017	40.00	57	(228,000)	(6,128)
Halliburton Company	October 2017	44.00	34	(149,600)	(7,837)
Hormel Foods Corp.	October 2017	32.50	61	(198,250)	(2,440)
IBM	October 2017	140.00	15	(210,000)	(9,375)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Shield Fund
Schedule of Options Written - (continued)
September 30, 2017

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Intel Corporation	October 2017	$37.00	20	$(74,000)	$(2,530)
Intel Corporation	November 2017	37.00	45	(166,500)	(7,200)
iShares 20+ Year Treasury Bond ETF	October 2017	128.00	16	(204,800)	(344)
ITT Inc.	October 2017	40.00	13	(52,000)	(5,720)
JPMorgan Chase & Co.	November 2017	95.00	24	(228,000)	(5,580)
Kansas City Southern	October 2017	95.00	17	(161,500)	(23,970)
Lowe’s Cos, Inc.	November 2017	77.50	30	(232,500)	(10,425)
LyondellBasell Industries N.V.	October 2017	90.00	18	(162,000)	(16,740)
LyondellBasell Industries N.V.	December 2017	90.00	6	(54,000)	(5,940)
Macy’s, Inc.	October 2017	22.00	80	(176,000)	(3,960)
Medtronic Public Limited Company	October 2017	80.00	2	(16,000)	(61)
Medtronic Public Limited Company	October 2017	82.50	26	(214,500)	(169)
Medtronic Public Limited Company	November 2017	77.50	3	(23,250)	(601)
Merck & Co, Inc.	October 2017	65.00	35	(227,500)	(1,435)
Microsoft Corporation	October 2017	75.00	31	(232,500)	(2,403)
Microsoft Corporation	November 2017	72.50	4	(29,000)	(1,310)
Newell Brands, Inc.	October 2017	43.00	45	(193,500)	(3,150)
Newell Brands, Inc.	November 2017	41.00	10	(41,000)	(2,775)
Oracle Corporation	October 2017	50.00	46	(230,000)	(851)
Oracle Corporation	November 2017	47.00	4	(18,800)	(770)
Pfizer Inc.	November 2017	35.00	63	(220,500)	(7,151)
Prudential Financial, Inc.	October 2017	100.00	17	(170,000)	(11,348)
Prudential Financial, Inc.	October 2017	105.00	4	(42,000)	(1,066)
Qualcomm Incorporated	October 2017	52.50	42	(220,500)	(2,478)
Sealed Air Corporation	November 2017	45.00	50	(225,000)	(3,125)
Sealed Air Corporation	November 2017	41.00	5	(20,500)	(1,300)
Snap-on, Incorporated	October 2017	155.00	14	(217,000)	(1,505)
Snap-on, Incorporated	October 2017	145.00	2	(29,000)	(1,120)
SPDR Gold Shares	December 2017	130.00	18	(234,000)	(909)
Sysco Corp.	November 2017	50.00	45	(225,000)	(18,225)
Target Corp.	October 2017	60.00	11	(66,000)	(759)
Target Corp.	October 2017	62.50	25	(156,250)	(387)
The Travelers Companies, Inc.	October 2017	125.00	18	(225,000)	(1,890)
Tyson Foods, Inc.	October 2017	62.50	32	(200,000)	(26,080)
Tyson Foods, Inc.	November 2017	65.00	3	(19,500)	(1,890)
Union Pacific Corp.	October 2017	110.00	20	(220,000)	(12,600)
United Parcel Service, Inc.	October 2017	110.00	17	(187,000)	(17,680)
United Technologies Corp.	October 2017	114.00	3	(34,200)	(907)
United Technologies Corp.	November 2017	120.00	18	(216,000)	(2,268)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Shield Fund
Schedule of Options Written - (continued)
September 30, 2017

Call Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Valero Energy Corporation	December 2017	$70.00	28	$(196,000)	$(21,910)
Verizon Communications, Inc.	October 2017	46.00	46	(211,600)	(16,100)
Walgreens Boots Alliance, Inc.	October 2017	82.50	26	(214,500)	(182)
Wells Fargo & Co.	November 2017	52.50	43	(225,750)	(13,545)
Weyerhaeuser Co.	October 2017	32.00	10	(32,000)	(2,100)
Weyerhaeuser Co.	November 2017	35.00	60	(210,000)	(3,000)
Whirlpool Corporation	October 2017	170.00	10	(170,000)	(14,425)
Whirlpool Corporation	November 2017	180.00	2	(36,000)	(1,945)

Total Value of Call Options Written (Premiums received $381,455)				$(12,800,500)	$(569,505)

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Assets & Liabilities
September 30, 2017

USCA Shield Fund

Assets
Investments, at fair value (cost $14,812,515)	$15,239,466
Cash	10,198
Dividend and Interest receivable	21,319
Receivable for investments sold	12,550
Receivable for Fund shares sold	50,000
Prepaid expenses	10,039
Receivable from Adviser, net	14,685
Total Assets	15,358,257

Liabilities
Options written, at fair value (premiums received $381,455)	569,505
Payable for investments purchased	252,116
Accrued administration expense	12,224
Accrued Trustee fees	2,500
Accrued expenses and other liabilities	37,063
Total Liabilities	873,408

Net Assets	$14,484,849

Net Assets Consist of:
Paid in capital	$14,002,795
Accumulated net investment income	49,908
Accumulated net realized gains	193,245
Net unrealized appreciation on investments	238,901
Net Assets	$14,484,849

Institutional Class
Net assets applicable to outstanding shares	$14,484,849
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,383,475
Net asset value per share outstanding	$10.47

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Operations
For the Period From November 29, 2016(1) to September 30, 2017

USCA Shield Fund

Investment Income
Dividend income (Net of foreign taxes withheld of $210)	$221,154
Interest income	9,514
Total Investment Income	230,668

Expenses
Investment advisory fees	73,117
Portfolio accounting and administration fees	63,800
Transfer agent fees and expenses	26,745
Audit and tax return	20,000
Legal fees	18,030
Registration fees	17,144
Custody fees	16,376
Directors’ fees	15,000
Organizational costs	10,451
Offering costs	2,040
Other expenses	10,941
Total Expenses Before Waiver/Reimbursement	273,644
(Waiver)/Reimbursement recoupment by Adviser	(165,843)
Net Expenses	107,801
Net Investment Income	122,867
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sale of investments	25,764
Net realized gain on written option contracts	167,408
Net change in unrealized appreciation on investments	426,951
Net change in unrealized depreciation on written option contracts	(188,050)
Net Gain from Investments	432,073
Net Increase in Net Assets Resulting from Operations	$554,940

(1)   Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Changes in Net Assets

USCA Shield Fund

Period From November 29, 2016(1) to September 30, 2017

Change in Net Assets Resulting from Operations
Net investment income	$122,867
Net realized gain	193,172
Net change in unrealized appreciation on investments and written option contracts	238,901
Net Increase in Net Assets Resulting from Operations	554,940

Dividends Paid to Shareholders
Net investment income	(72,886)
Change in Net Assets from Dividends Paid to Shareholders	(72,886)

Change in Net Assets Resulting from Capital Transactions
Proceeds from shares sold	14,169,219
Reinvestment of distributions	63,741
Payments for shares redeemed	(330,165)
Net Increase in Net Assets Resulting from Capital Transactions	13,902,795

Net Increase in Net Assets	14,384,849
Net Assets, Beginning of Period	100,000
Net Assets, End of Period	$14,484,849
Accumulated Net Investment Income	$49,908

(1)   Commencement of operations.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Statement of Financial Highlights

	USCA Shield Fund

	Period from November 29, 2016(1) to September 30, 2017
Per Share Operating Performance
Beginning net asset value	$10.00

Gain From Investment Operations
Net investment income (2)	0.11
Net gain from investments	0.42

Total from Investment Operations	0.53

Dividends Paid to Shareholders
Distributions from net investment income	(0.06)
Total Distributions	(0.06)

Ending Net Asset Value	$10.47

Total return	5.30%	(3)

Supplemental Data and Ratios
Net assets, end of period	$14,484,849
Ratio of expenses to average net assets before waiver	2.91%	(4)
Ratio of expenses to average net assets after waiver	1.15%	(4)
Ratio of net investment income to average net assets before waiver	(0.46%)	(4)
Ratio of net investment income to average net assets after waiver	1.30%	(4)
Portfolio turnover rate	80.96%	(3)

(1) Commencement of operations.
(2) Calculated using average shares outstanding method.
(3) Not annualized.
(4) Annualized.

The accompanying Notes to Financial Statements are an integral part of these statements.

USCA Fund Trust
Notes to Financial Statements
September 30, 2017

1.	Organization
The USCA Fund Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on June 1, 2016.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of one series, the USCA Shield Fund (the “Fund”).  The Fund commenced operations on November 29, 2016.  The Fund’s investment objective is to seek growth of capital and income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of large-cap companies and exchange-traded funds (“ETFs”).  The Fund defines large cap as companies with market capitalizations in excess of $5 billion.  The Fund sells (writes) call options on these stocks and ETFs to shield the Fund from some of the risk associated with these investments and to generate additional returns to the extent of the call option premium received.  The Adviser anticipates receiving income from dividend-paying stocks and ETFs and from option premium, although option premium is described as capital appreciation for tax and accounting purposes.

The Fund is managed by USCA Asset Management LLC (the “Adviser” or “USCA”).  The Adviser is a registered investment adviser with the Securities and Exchange Commission.

The Trust has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Trust’s investment program and its management and operations.

The Fund offers two classes of shares, Institutional Class and Investor Class. No information is provided in this report for Investor Class shares because shares of that class have not yet been issued as of September 30, 2017. Neither class has a front-end or back-end sales charge.

2.	Significant Accounting Policies
The Fund prepares its financial statements in accordance with accounting principles generally accepted in The United States of America. The Fund is an investment company and applies the specialized accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services –Investment Companies”. The functional and reporting currency of the Fund is the United States Dollar. Following are the significant accounting policies adopted by the Fund:

A. Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in The United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Fund Expenses
The Fund bears its own operating expenses subject to an expense limitation and reimbursement agreement discussed in Note 6.  These operating expenses include, but are not limited to: all investment-related expenses, advisory fees, registration expenses, legal fees and expenses, audit and tax fees and expenses, administrative and accounting fees and expenses, transfer agent fees and expenses, custody fees and expenses, costs of insurance, fees and travel-related expenses of the Board, and all fees and expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders.

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2017

C. Investment Valuation
All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market®, and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices.  Money market funds are valued at net asset value (“NAV”). Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.  Exchange-traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem, or exchange shares.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or their designees, pursuant to procedures approved by the Board of Trustees.  Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

See Note 9 for further discussion of the valuation procedures of the Fund’s investments.

D. Federal Income Taxation
The Fund will elect to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification, and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and short-term capital gain) and its “net capital gain” (i.e., the excess of net long-term capital gains over net short-term capital losses). Accordingly, no provision for federal income taxes is included in the financial statements. The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

As of and during the period ended September 30, 2017, the Fund did not have a liability of any unrecognized tax benefits. The Fund recognized interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. Federal tax authorities for all tax years since inception.

E.  Indemnifications
Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2017

F.  Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.  The actual character of amounts received during the year is not known until after the REIT fiscal year ends. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs after their tax reporting periods conclude.

3.	Investment Transactions
For the period from November 29, 2016 (commencement of operations) through September 30, 2017, the Fund purchased (at cost) and sold interests (proceeds) in investment securities in the amount of $20,458,081 and $7,674,056 (excluding short-term securities), respectively.

4.	Organizational and Offering Costs
The Fund expenses organization costs as incurred. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis. These organization and offering expenses are advanced by the Adviser and the Adviser agreed to reimburse the Fund for these expenses, subject to potential recovery (see Note 6). The total amounts of the organization costs and offering costs incurred by the Fund are $28,975 and $2,434, respectively.

5.	Income Taxes
The tax character of dividends paid to shareholders during the period ended September 30, 2017, was as follows:

Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
$72,886	$—	$—	$72,886

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.  Accordingly, on September 30, 2017, for the Fund, undistributed net investment income was decreased by $73 and accumulated net realized gain was increased by $73.

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2017

The following information is provided on a tax basis as of September 30, 2017:

Cost of investments	$14,922,578

Gross unrealized appreciation	842,722
Gross unrealized depreciation	(525,834)
Net unrealized appreciation (depreciation)	$316,888

Undistributed ordinary income	444,538
Undistributed long term gains	2,170
Distributable earnings	446,708
Other accumulated gain	(281,542)
Total accumulated gain	$482,054

Capital loss carryforwards are available to offset future taxable income.  The Fund had no capital loss carryforwards for the period ended September 30, 2017.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses as arising on the first day of the following taxable year.  The Fund had no post-October losses for the period ended September 30, 2017.

6.	Investment Advisory Services and Other Agreements
The Fund has entered into an Investment Advisory Agreement with USCA. Under the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee, which is calculated and accrued monthly (the “Advisory Fee”), at the annual rate of 0.78% of the Fund’s daily average net assets.

Through October 31, 2018, and automatically renewing with consent of the Board, the Adviser has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses including offering and organizational expenses of the Fund or a Class (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers)) to the extent necessary to limit the total annual Fund operating expenses to 1.15% for Institutional Class shares “Operating Expense Limitation”. The Adviser shall be permitted to recover expenses attributable to the Fund or a Class thereof that the Adviser has borne in later periods to the extent that the expenses for a Class of shares fall below the Operating Expense Limitation in effect at the time of the actual waiver/reimbursement. Under the expense limitation agreement (the “Agreement”), the Adviser has the right to receive reimbursement of any excess expense payments paid by the Adviser pursuant to the Agreement in future years on a rolling three-year basis (including offering and organizational expenses paid by the Adviser, but borne by the Fund, prior to the Fund’s effective date, of which the organizational costs are eligible for recoupment until three years after such amounts were waived), if such reimbursement can be achieved within the Operating Expense Limitation. The Adviser’s waived fees and expenses that are subject to potential recoupment are as follows:

Fiscal Period Incurred	Amount Waived	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
September 8, 2016	$18,524	$—	$18,524	September 8, 2019
September 30, 2017	165,843	—	165,843	September 30, 2020
Total	$184,367	$—	$184,367

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2017

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator, fund accountant, and transfer agent.

The Fund has engaged U.S. Bank, N.A. to serve as the Fund’s custodian.

7.	Capital Share Transactions
	Period from November 29, 2016(1) to September 30, 2017
	Shares	Amount
Institutional Class:
Sold	1,399,616	$14,169,219
Dividends Reinvested	6,197	63,741
Redeemed	(32,338)	(330,165)
Net increase	1,373,475	$13,902,795

[1]	Commencement of Operations.

8.	Trustees and Officers
The Board has overall responsibility for monitoring and overseeing the investment program of the Trust and its management and operations.  The Board exercises the same powers, authority, and responsibilities on behalf of the Trust as are customarily exercised by the Board of Trustees of a registered investment company organized as a corporation.  The Trustees who are not employed by the Adviser are each paid by the Fund a quarterly fee of $1,250.  All Trustees are reimbursed by the Fund for their reasonable out-of-pocket expenses.  One of the Trustees is an employee of the Adviser and receives no compensation from the Fund for serving as such.

All of the officers of the Fund are affiliated with the Adviser. Such officers receive no compensation from the Fund for serving in their respective roles.  The Board appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

9.	Fair Value of Financial Instruments
As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust has adopted FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”).  In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (e.g., the risk inherent in a particular valuation technique used to measure fair value, including a pricing model, and/or the risk inherent in the inputs to the valuation technique).  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2017

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820.  These inputs are summarized in the three broad levels listed below.

Level 1– quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017:

Fair Value Measurements at Reporting Date Using
Description	Quoted Prices in Active markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks (a)	$12,423,274	$—	$—	$12,423,274
Real Estate Investment Trusts (REITs)	238,210			238,210
Exchange Traded Funds	418,460	—	—	418,460
Money Market Fund	2,159,522	—	—	2,159,522
Total Assets	$15,239,466	$—	$—	$15,239,466

Liabilities
Written Options	$569,505	$—	$—	$569,505
Total Liabilities	$569,505	$—	$—	$569,505

(a)	All other industry classifications are identified in the Schedules of Investments and Written Options.

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2017

The Fund discloses transfers between levels based on valuations at the end of the reporting period. During the period ended September 30, 2017, there were no transfers between Level 1, Level 2 or Level 3.

10. Derivative Financial Instruments
The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to the instrument.

As part of its strategy, the Fund sells (“writes”) call options on securities held in its portfolio (i.e., covered call options).  The strategy is designed to shield the Fund from some of the risk associated with these securities and to generate additional returns to the extent of call option premiums received.  Written covered call options limit the upside potential of a security above the strike price.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities.  The amount of the liability is adjusted daily to reflect the fair value of the written options and any change in fair value is recorded as unrealized appreciation (depreciation).  Premiums received from written options that expire are treated as realized gains.  The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received.  If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss.

As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.  Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. The use of call options to shield the Fund may result in higher transaction costs. This shielding may not be successful and investors could still lose money through investing in the Fund.

The Fund has adopted the disclosure provision of FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position.  Tabular disclosure regarding derivate fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required, and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the type and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at September 30, 2017:

Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Fair Value
Written equity options	Options written, at fair value	$569,505

USCA Fund Trust
Notes to Financial Statements (continued)
September 30, 2017

The following table presents the effect of derivatives on the Statement of Operations for the period ended September 30, 2017:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain (Loss) on Derivatives	Net Realized Gain on Written Option Contracts	Net Unrealized Depreciation of Written Option Contracts
Written equity options	Options	$167,408	$(188,050)

The average notional amount of all written call options for the period ended September 30, 2017 was $9,644,268.

11. Broker Commissions
For the year ended September 30, 2017, the Fund paid $25,269 for the execution of purchases and sales of portfolio investments to a broker-dealer affiliated with the Adviser.

12. Subsequent Events
On October 16, 2017, the Fund paid a distribution in the amount of $0.037 per common share, for a total of $52,151.

The Fund has not identified any additional subsequent events requiring financial statement disclosure as of September 30, 2017, through the date the financial statements were issued.

USCA Fund Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders of USCA Shield Fund and Board of Trustees of
USCA Fund Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of USCA Fund Trust comprising USCA Shield Fund (the “Fund”) as of September 30, 2017, and the related statements of operations and changes in net assets, and the financial highlights for the period November 29, 2016 (commencement of operations) through September 30, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USCA Shield Fund as of September 30, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the period November 29, 2016 (commencement of operations) through September 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2017

USCA Fund Trust
Additional Information
September 30, 2017 (Unaudited)

Form N-Q
The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q will be available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities for the most recent 12-month period ended June 30th are available to stockholders without charge, upon request by calling the Advisor toll free at (888) 601-8722 or on the SEC’s Web site at www.sec.gov.

Board of Trustees
The Fund’s Prospectus and SAI includes additional information about the Fund’s Trustees and is available upon request without charge by calling the Advisor toll free at (888) 601-8722 or by visiting the SEC’s Web site at www.sec.gov.

Forward-Looking Statements
This report contains “forward-looking statements,’’ which are based on current management expectations. Actual future results, however, may prove to be different from expectations. You can identify forward-looking statements by words such as “may’’, “will’’, “believe’’, “attempt’’, “seem’’, “think’’, “ought’’, “try’’ and other similar terms. The Fund cannot promise future returns. Management’s opinions are a reflection of its best judgment at the time this report is compiled, and it disclaims any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Tax Information
The Fund designates 43% of its ordinary income distribution for the period ended September 30, 2017 as qualified dividend income and 38% of the dividends paid from net ordinary income qualify for the dividends received reduction available to corporate stockholders.

USCA Fund Trust
Trustees and Officers (Unaudited)
September 30, 2017

Name and Year of Birth	Position/Term of Office*	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee
John Ferguson (Born 1945)	Trustee since 2016	Board of Managers, Salient Partners (5/12- present), Investment Committee Member, Houston Endowment (4/14-present), Investment Committee Member, Silver Ventures (9/12-present), Non-Executive Chair of Investment Committee, Ascendent Advisors (1/10-present)	2	ABM Industries, Inc. (12/09-present), USCA All Terrain Fund (4/15 – present)

Robert Harvey (Born 1955)	Trustee since 2016	President and CEO, Greater H ouston Partnership (9/12-present)	2	TRC Companies, Inc. (7/07-11/15), USCA All Terrain Fund (4/15 – present)

Paul Wigdor (Born 1968)	Trustee since 2016	Managing Partner, Overlook 4 Holdings (2/11 - present), Managing Director, Ascendant Funds (2/11 - present), Chief Compliance Officer, Qapital Invest, LLC (10/17 - present)	2
Global Restaurant
Systems (1/13 -
present), Private
Communications Corp.
(11/10 - present),
ChartIQ (1/14 –
present), USCA All
Terrain Fund (4/15 –
present), Uma
Temakeria (8/14 –
11/17), Global Bridge
(10/13 – 3/15)

Name and Year of Birth	Position(s) Held with Fund*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships/ Trusteeships Held
Interested Trustees and Officers
Phil Pilibosian (Born 1968)***	President and Trustee since 2016	Managing Director, US Capital Advisors LLC (10/13-present), Founder, Chief Investment Officer and President, Condera Advisors, LLC (01/03-10/13)	2	USCA All Terrain Fund (2015 – present)

USCA Fund Trust
Trustees and Officers (Continued)
September 30, 2017 (Unaudited)

OFFICERS WHO ARE NOT TRUSTEES
Officers

Chris Arnold (Born 1977)	Treasurer since June 2017
Managing Director of Finance & Accounting,
US Capital Advisors LLC (6/17 – present),
Senior Director of Accounting and Finance
and Fund Treasurer, Salient Partners, L.P.
(6/10 – 5/17), and CFO, Salient Capital, L.P.
(6/10 – 5/17)
			n/a	n/a

Bryan Prihoda (Born 1987)	Secretary since April 2016	Director, US Capital Advisors LLC (10/13 – present), Analyst, Condera Advisors, LLC (4/10 – 10/13)	n/a	n/a

Courtney Bowling (Born 1979)	Chief Compliance Officer and Anti-Money Laundering Officer since September 2017	Managing Director, US Capital Advisors LLC (8/17 – present), Chief Compliance Officer, NatAlliance Securities (5/14 - 7/17), Attorney, Texas State Securities Board (8/10 - 4/14)	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” includes USCA All Terrain Fund.
***	Phil Pilibosian is an “Interested Trustee” of the Trust, as that term is defined under the 1940 Act, because of his affiliation with USCA Asset Management LLC (the Fund’s adviser)

USCA Fund Trust
Approval of Investment Management Agreement
September 30, 2017 (Unaudited)

In connection with the meeting held on July 14, 2016, the Board of Trustees (the “Board” or the “Trustees”) of the USCA Fund Trust (the “Trust” or the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment advisory agreement (the “Advisory Agreement”) between USCA Asset Management LLC (the “Adviser”) and the Trust. In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Fund, the Adviser and the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

In considering the approval of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Performance. As the Fund did not yet have any performance history, the Board considered the composite performance of approximately 70 accounts managed by Messrs. Davis and Kelly Rushing, the proposed portfolio managers for the Fund, which employed the strategy to be utilized by the Fund. The Board reviewed the composite returns presented. The Board also considered its earlier discussions with Messrs. Rushing, which included a discussion of how they select investments and their background and experience, as well as the long-term track record of the accounts they have managed. After discussion, the Board determined that, based on the prior performance of their collectively managed accounts and the credentials of Messrs. Rushing as portfolio managers, the Fund has the potential to deliver returns consistent with the Fund’s objective.

Nature, Extent and Quality of Service. The Board next considered the nature, extent and quality of the services to be provided. The Board reviewed the responses provided in the 15(c) Questionnaire, which included a discussion of the Adviser’s practices for monitoring compliance, allocation methods, and legal or regulatory history. The 15(c) Questionnaire also included the biographical information for the management team. The Board discussed the credentials of each, noting Mr. Kelly Rushing’s over 40 years of experience and Mr. Pilibosian’s previous hedge fund experience. The Board concluded that the Adviser has sufficient resources to deliver quality services to the Fund.

Fees & Expenses. The Board next considered the proposed management fee. It noted that the proposed fee was below the peer average of 0.79%. The Board noted that the peer group ranged from 0.55% to 1.09% and that the proposed fee compared favorably to this group, as well as the Morningstar category average. The Board reviewed the composition of the peer group and discussed the method for selecting peers, which included 10 funds with similar strategies and asset bases to the anticipated asset base of the Fund.

Profitability. The Board also considered estimated net profits to the Adviser from its relationship with the Fund. The Board considered that the Adviser estimated earning a modest profit, before distribution costs, during the first year of operations. They noted that this was less than the typical ratio for a fund, especially if the Trustees took into consideration start-up costs. The Board discussed the start-up costs and entrepreneurial risk to the Adviser and concluded that the anticipated profits were reasonable in light of these costs. The Adviser stated that it did not anticipate realizing any immediate economies of scale and the Board noted that any such economies of scale would be realized later as the Fund grew in size.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the future shareholders of the Fund.

USCA Fund Trust
(Unaudited)

WHAT DOES USCA FUND TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●	Social Security number and wire transfer instructions

●	account transactions and transaction history

●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons USCA Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does USCA Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 877-259-8722

PRIVACY NOTICE
USCA Fund Trust
(Unaudited)

What we do:
How does USCA Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does USCA Fund Trust collect my personal information?

We collect your personal information, for example, when you

●        open an account or deposit money

●        direct us to buy securities or direct us to sell your securities

●        seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

●        sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●        affiliates from using your information to market to you.

●        sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● USCA Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● USCA Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● USCA Fund Trust does not jointly market.

USCA Fund Trust
Fund Service Providers

Trustees and Officers
Phil Pilibosian, President and Trustee
John Ferguson, Trustee
Robert Harvey, Trustee
Paul Wigdor, Trustee
Chris Arnold, Treasurer
Bryan Prihoda, Secretary
Courtney Bowling, Chief Compliance Officer and Anti-
Money Laundering Officer

Investment Advisor
USCA Asset Management LLC
4444 Westheimer Road, Suite G500, Houston, TX 77027

Distributor
Quasar Distributors, LLC
615 East Michigan Street, Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor, Milwaukee, WI 53212

Administrator
U.S. Bancorp Fund Services, LLC
811 East Wisconsin Avenue, 8th Floor, Milwaukee, WI 53202

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700, Columbus, OH 43215

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800, Cleveland, OH 44115

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Ferguson is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Period from 11/29/2016 (inception) to 09/30/17
Audit Fees	$14,000
Audit-Related Fees	-
Tax Fees	$3,000
All Other Fees	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Co applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Period from 11/29/2016 (inception) to 09/30/17
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	Period from 11/29/2016 (inception) to 09/30/17
Registrant	$-
Registrant's Investment Adviser	$-

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the "Act") and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act.  The independent members of the committee are as follows: John Ferguson, Robert Harvey, and Paul Wigdor.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(1)	Change in the registrant's independent public accountant. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  USCA Fund Trust

By (Signature and Title) /s/ Phil Pilibosian
                                           Phil Pilibosian, President

Date:                             December 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Phil Pilibosian
                                           Phil Pilibosian, President

Date:                              December 6, 2017

By (Signature and Title) /s/ Chris Arnold
                                           Chris Arnold, Treasurer

Date:                              December 6, 2017